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                                                               EXHIBIT NO. 10.27



                                 AMENDMENT NO. 6
                                     TO THE
                            GENUINE PARTNERSHIP PLAN


         This Amendment to the Genuine Partnership Plan is adopted by Genuine Parts Company (the "Company"), effective as of the date set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Genuine Partnership Plan (the "Plan"), as amended and restated effective January 1, 1994, and such Plan is currently in effect; and

         WHEREAS, pursuant to Section 11.01, the Company has reserved the right to amend the Plan through action of the Committee for the Plan;

         NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

                                       1.

         A new Schedule C is hereby added to the Plan in the form attached hereto.

                                       2.

         Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                                         COMMITTEE TO THE
                                         GENUINE PARTNERSHIP PLAN


                                         By:    /s/ George W. Kalafut
                                             -------------------------------
                                         Date:    December 7, 1998
                                              ------------------------------



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                                   SCHEDULE C

                             PRIOR EMPLOYER ACCOUNTS

         Any defined term used in this Schedule C shall have the same meaning as ascribed to it in the Plan, unless otherwise defined in this Schedule C.


I. Additional Forms of Benefits for Former Participants in the Genuine Parts 401(k) Plan for the Dade City Jobbing Group

         A. Background. As of December 31, 1993, the Genuine Parts 401(k) Plan for the Dade City Jobbing Group effective as of January 1, 1993 (the "Dade City Plan") was frozen. The Dade City Plan was subsequently merged into the Plan. Accounts established under the Dade City Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Dade City Plan to Receive Additional Forms of Benefits. Effective as of merger into the Plan, former participants in the Dade City Plan ("Dade City Participants") who became Participants in this Plan may elect to receive, in addition to the benefits offered under the Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) upon reaching the Dade City Plan's early retirement date, which can be the first day of any month within 10 years of a Dade City Participant's Normal Retirement Date;

                  (ii)     a qualified joint and 100% survivor annuity;

                  (iii)    a life annuity;

                  (iv) a life annuity with a guarantee of 120 monthly payments;

                  (v)      a contingent 50% or 100% annuitant option; or

                  (vi) a monthly annuity, if a Dade City Participant terminates employment with the Company before he would have been eligible to retire under the Dade City Plan.




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II.      Additional Forms of Benefits for Former Participants in the Davis &
Wilmar, Inc. Retirement Savings Plan

         A. Background. The Davis & Wilmar, Inc. Retirement Savings Plan effective as of May 1, 1993 (the "Davis & Wilmar Plan") was frozen. The Davis & Wilmar Plan was merged into the Plan effective December 31, 1994, as part of Genuine Parts Company's acquisition of Davis & Wilmar, Inc. Accounts established under the Davis & Wilmar Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Davis & Wilmar Plan to Receive Additional Forms of Benefits. Effective as of December 31, 1994, former participants in the Davis & Wilmar Plan who became Participants in this Plan, or their surviving spouse (as applicable), may elect to receive, in addition to the benefits offered under the Plan, a distribution from such participants' Prior Plan Accounts as follows:

                  (i)      an annuity, or

                  (ii)     a qualified pre-retirement 100% survivor annuity.


III. Additional Forms of Benefits for Former Participants in the Parts, Inc. 401(k) Plan

         A. Background. As of January 1, 1995, the Parts, Inc. 401(k) Plan effective as of January 1, 1989 (the "Parts, Inc. Plan") was frozen. The Parts, Inc. Plan was merged into the Plan as part of Genuine Parts Company's acquisition of Parts, Inc. Accounts established under the Parts, Inc. Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Parts, Inc. Plan to Receive Additional Forms of Benefits. Effective January 1, 1995, former participants in the Parts, Inc. Plan who became Participants in this Plan ("Parts, Inc. Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) on or after attaining the Parts, Inc. Plan's normal retirement age which is age 60; or

                  (ii) in quarterly, semi-annual or annual installments extending over a period certain not to exceed the Parts Inc. Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary.



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IV.      Additional Forms of Benefits for Former Participants in the
I.M.S./Horizon 401(k) Plan

         A. Background. Genuine Parts Company's acquired International Media & Supplies, Inc. and Horizon U.S.A. Data Supplies, Inc. ("Horizon") on April 28, 1995. The I.M.S. Horizon Plan was continued to be maintained by Horizon although the plan was amended to only permit participation by non-highly compensated employees. The I.M.S./Horizon Plan was merged into the Plan effective August 1, 1998. Accounts established under the I.M.S./Horizon Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the I.M.S./Horizon Plan to Receive Additional Forms of Benefits. Effective August 1, 1998, former participants in the I.M.S./Horizon Plan who became Participants in the Plan ("I.M.S./Horizon Participants"), or their surviving spouses (as applicable), may elect to receive, in addition to the benefits offered under the Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) upon termination of employment for reasons other than death, disability or retirement, an I.M.S./Horizon Participant may receive a distribution of his Prior Plan Account on or after the last day of the Plan Year coincident with or next following his termination of employment;

                  (ii) on or after the I.M.S./Horizon Plan's early retirement date, which is any date coincident with or next following attainment of age 60 and completion of seven years of service under the I.M.S./Horizon Plan;

                  (iii)    a joint and 50% survivor annuity;

                  (iv)     a joint and 75% survivor annuity;

                  (v)      a joint and 100% survivor annuity;

                  (vi)     a life annuity;

                  (vii) in quarterly, semi-annual or annual cash installments extending over a period certain not to exceed the I.M.S./Horizon Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary (a designated beneficiary shall have the right to reduce the period over which installment payments shall be made);

                  (viii) an annuity extending over a period certain not to exceed the I.M.S./Horizon Participant's life expectancy or the joint life and



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                           last survivor expectancy of such participant and his
                           designated beneficiary; or

                  (ix)     a qualified pre-retirement survivor annuity.

Furthermore, any security interest held by the I.M.S./Horizon Plan by reason of an outstanding loan to an I.M.S./Horizon Participant shall be taken into account in determining the amount of any pre-retirement survivor annuity.


V. Additional Forms of Benefits for Former Participants in the Motion Equipment, Inc. 401(k) Profit Sharing Plan

         A. Background. The Motion Equipment, Inc. 401(k) Profit Sharing Plan ("Motion Plan") has been merged into the Plan. Accounts established under the Motion Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Motion Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Motion Plan into this Plan, former participants in the Motion Plan who became Participants in this Plan ("Motion Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) on or after attaining the Motion Plan's early retirement age, which is age 59-1/2;

                  (ii) on or after attaining the Motion Plan's normal retirement age, which is age 62;

                  (iii) in a lump-sum distribution in-kind, or part in cash and part in-kind; or

                  (iv) in installments payable in cash or in-kind, over a period certain not to exceed the Motion Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary.


VI. Additional Forms of Benefits for Former Participants in the Midcap Bearing Corporation Profit Sharing Plan

         A. Background. The Midcap Bearing Profit Sharing Plan effective as of January 1, 1995 (the "Midcap Plan") has been merged into this Plan. Accounts established under the Midcap Plan shall constitute Prior Employer Accounts.


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         B.       Eligibility of Former Participants in the Midcap Plan to
Receive Additional Forms of Benefits. Effective as of the merger of the Midcap Plan into this Plan, former participants in the Midcap Plan who became Participants in this Plan ("Midcap Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) on or after attaining the Midcap Plan's early retirement age, which is age 59-1/2;

                  (ii) on or after attaining the Midcap Plan's normal retirement age, which is age 62;

                  (iii) in a lump-sum distribution in-kind, or part in cash and part in-kind; or

                  (iv) in installments payable in cash or in-kind, over a period certain not to exceed the Midcap Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary.


                                    COMMITTEE TO THE GENUINE
                                    PARTNERSHIP PLAN

                                    By:  /s/ Frank M. Howard
                                         --------------------------------------
                                         Frank Howard, Authorized Member of the
                                         Committee

                                    Date:  December 7, 1998
                                           ------------------------------------





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